Exhibit 32.1


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Ambassador Food Services Corporation (the "Company") on Form 10-QSB for the quarter ended August 28, 2003, filed with the Securities and Exchange Commission (the "Report"), I, Robert A. Laudicina, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Date:  October 15, 2003

                                                        /s/  Robert A. Laudicina
                                                        ------------------------
                                                             Robert A. Laudicina
                                                         Chief Executive Officer
                                                 and Principal Financial Officer
                                            Ambassador Food Services Corporation